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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-6552

Strong Opportunity Fund II, Inc., on behalf

of Strong Opportunity Fund II

(Exact name of registrant as specified in charter)

P.O. Box 2936 Milwaukee, WI	53201
(Address of principal executive offices)	(Zip code)

John W. Widmer, Strong Capital Management, Inc.

P.O. Box 2936 Milwaukee, WI 53201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 359-3400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1.    Reports to Shareholders

ANNUAL REPORT    |    December 31, 2004

Strong

Opportunity

Fund II

ANNUAL REPORT    |     December 31, 2004

Strong

Opportunity

Fund II

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) for Wells Fargo to acquire certain assets of SFC and certain of its affiliates, including the Advisor. On December 10, 2004, and on December 22, 2004, shareholders of the Strong Funds met and approved 1) the reorganization of each Strong Fund into a Wells Fargo Advantage Fund (“Reorganization”), and 2) interim investment advisory agreements between the Strong Funds and Wells Fargo Funds Management, LLC and certain sub-advisors (“Interim Agreements”). The Interim Agreements became effective January 1, 2005. The Reorganization of the Funds is expected to occur on or about April 11, 2005.

Table of Contents

Investment Reviews

Strong Opportunity Fund II

Continuing the previous year’s bull market, the U.S. stock market posted another positive year in 2004. The Strong Opportunity Fund II gained 18.22% for the 12 months ending December 31, 2004. This result trailed that of the Fund’s broad-based benchmark, the Russell Midcap Index, which returned 20.22% during the same period.

A growing economy and higher rates

Strong consumer spending continued to carry the economy during 2004, while corporate spending gradually strengthened. The Federal Reserve continued to raise interest rates gradually during the period — exemplifying its confidence in the economy’s underlying strength. The Fed initiated five separate quarter-percentage-point rate hikes between June 30 and the end of the year.

We positioned the Fund with an expectation for higher rates and an aggressive economic recovery in 2004. The market rose only modestly for the first two-thirds of the year as a result of uncertainty surrounding the expected outcome of the U.S. presidential election along with rising energy costs. However, in the year’s fourth quarter, after the decisive election results and the relief in energy prices, the stock market rallied and ended the year on a very positive note.

Choosing stocks for the portfolio

We used a private market methodology in building the Fund’s portfolio of securities. In other words, our investment process led us to evaluate companies’ competitive strengths, assets, and financial position. We synthesized this information in an attempt to gauge the value an independent buyer would pay for the entire company, and then we looked for stocks to buy that were trading at a discount to that value.

This process served us well in 2004 as it attracted us to luxury goods retailers, whose upscale clientele was, compared to lower-income customers, relatively unaffected by higher energy prices and sluggish employment growth. Upper-income shoppers were also buoyed by a second consecutive year of healthy stock market returns and a strong economy and housing market. Luxury retailers gave their customers a reason to shop in their stores by providing a strong representation of unique and wide assortments of fashions. We invested the Fund in luxury retailer Nordstrom, which through its differentiated business model emphasizing customer service, was well positioned to take advantage of the continued momentum in high-end spending. In 2004, Nordstrom enjoyed its second straight year of strong sales growth. In addition, the company’s focus on expense management and significant upgrades to its inventory and sales systems led to strong operating margins, record profits, and 2004 earnings estimates expected to rise by more than 50%. The increased profitability helped Nordstrom’s stock rise 36% during the year.

The Fund’s portfolio also was overweighted compared to the benchmark in media stocks because we expected a faster-growing economy to generate higher advertising and broadcasting revenues. Based on this belief, we invested the Fund in Tribune Company for its exposure to both the advertising and the broadcasting markets. The newspaper group (Tribune included) faced questions about the accuracy of their circulation data and had to suffer the consequences of having fewer subscribers to sell to their advertisers. Finally, widely expected rule changes from the FCC that would help further deregulate the whole media industry failed to come thru in 2004. The questions concerned investors, who wondered whether other media outlets also were providing inaccurate reporting statistics, as a smaller readership would translate into reduced advertising revenues. Despite a challenging year for Tribune, we maintained the Fund’s overweighting versus the benchmark in the media sector, which appears favorably positioned for 2005.

What lies ahead?

Our outlook for 2005 depends on several factors, including the pressure of inflation, the dollar’s resilience to large trade and fiscal deficits, and the need for more rapid economic growth from countries outside of the United States. Consumer spending is starting to drop off slightly, but we expect that increased corporate spending and lower fuel costs should support the continued economic recovery.

The Fund is expected to reorganize into the Wells Fargo Advantage Opportunity Fund (Variable Trust), the successor to the Strong Opportunity Fund II, on or about April 11, 2005.

We appreciate your trust in our investment expertise and are committed to working to provide you with positive long-term performance. Best wishes for a happy, healthy, and profitable 2005.

Richard T. Weiss	Ann M. Miletti

Portfolio Co-Manager	Portfolio Co-Manager

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Fund Highlights

Sector Weightings

Precent of Net Assets, as of 12-31-04

Source: Frank Russell Company via FactSet

Fund Highlights are continued on next page.

Strong Opportunity Fund II

Growth of an Assumed $10,000 Investment†

From 5-8-92 to 12-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap® Index and the Lipper Multi-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures. To equalize time periods, the indices’ performances were prorated for the month of May 1992.

Definitions:

**	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The Lipper Multi-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Multi-Cap Core Funds Category. Source of the Russell Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper. It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

Weatherford International, Ltd.	2.3%
GlobalSantaFe Corporation	1.9%
Praxair, Inc.	1.8%
Waters Corporation	1.7%
Nordstrom, Inc.	1.6%
Comcast Corporation	1.6%
Barrick Gold Corporation	1.6%
BJ Services Company	1.5%
American Standard Companies, Inc.	1.5%
W.W. Grainger, Inc.	1.5%

Top Ten	17.0%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Average Annual Total Returns

As of 12-31-04

Investor Class[1]
1-year	18.22%
5-year	4.00%
10-year	13.27%
Since Fund Inception (5-8-92)	13.98%

Advisor Class[1,2]
1-year	18.08%
5-year	3.71%
10-year	12.87%
Since Fund Inception (5-8-92)	13.57%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect for both share classes.

The Fund’s returns include the effect of deducting fund expenses, but do not include charges and expenses attributable to any particular insurance product. If all fees and charges had been deducted, the performance quoted would be significantly lower.

Performance:

[2]	The performance of the Advisor Class shares prior to 7-12-01 is based on the Fund’s Investor Class shares’ performance, restated for the higher expense ratio of the Advisor Class shares.

Please consult a prospectus for information about all share classes.

General: The underlying fund discussed is only available as an investment option in variable annuity contracts or variable life insurance policies issued by insurance companies.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Media — Cable TV	4.2%
Computer — IT Services	3.6%
Insurance — Property/Casualty/Title	3.4%
Oil & Gas — Drilling	3.3%
Retail — Clothing/Shoe	3.0%
Finance — Index Tracking Funds	2.8%
Electronics — Miscellaneous Components	2.7%
Auto/Truck — Original Equipment	2.6%
Medical — Biomedical/Biotechnology	2.5%
Media — Radio/TV	2.5%

Top Ten	30.3%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to medium-company risk. Consult the Fund’s prospectus for additional information on this and other risks.

YOUR FUND’S EXPENSES	December 31, 2004

About Your Fund’s Expenses

Example

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on a hypothetical investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 through December 31, 2004.

Actual Expenses

The columns under the heading entitled “Actual” help you to estimate the actual expenses you paid over the period. The “Actual — Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual — Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the column under the heading entitled “Actual — Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the last column of the table (Hypothetical — Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Actual Returns vs. Hypothetical Returns

Six Months Ended December 31, 2004

				Actual		Hypothetical (5% return before expenses)
	Class	Fund’s Annualized Expense Ratio[1,2]	Beginning Account Value 7-01-04	Ending Account Value 12-31-04	Expenses Paid During Period[3]	Ending Account Value 12-31-04	Expenses Paid During Period[3]
Strong Opportunity Fund II	Investor	1.04%	$1,000.00	$1,086.60	$5.45	$1,019.91	$5.28
	Advisor	1.22%	$1,000.00	$1,085.80	$6.40	$1,019.00	$6.19

[1]	Based on the Fund’s most recent six-month period; may differ from expense ratios based on one-year data in the Financial Highlights.
[2]	These ratios do not include the effect of directed brokerage credits and/or custody earnings credits, if any.
[3]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, and divided by 366.

SCHEDULE OF INVESTMENTS IN SECURITIES	December 31, 2004

STRONG OPPORTUNITY FUND II

	Shares or Principal Amount	Value (Note 2)
Common Stocks 86.5%
Auto/Truck - Original Equipment 2.6%
Eaton Corporation	220,000	$15,919,200
Magna International, Inc. Class A	157,000	12,960,350

		28,879,550
Banks - Money Center 1.3%
The Toronto - Dominion Bank (CAD) (f)	335,000	13,944,134
Building - Air Conditioning & Heating Products 1.5%
American Standard Companies, Inc. (b)	405,000	16,734,600
Building - Construction Products/ Miscellaneous 1.3%
Mohawk Industries, Inc. (b)	162,000	14,782,500
Building Products - Wood 1.1%
Weyerhaeuser Company	185,000	12,435,700
Chemicals - Specialty 1.8%
Praxair, Inc.	465,000	20,529,750
Commercial Services - Advertising 1.4%
The Interpublic Group of Companies, Inc. (b)	1,195,000	16,013,000
Computer - IT Services 3.6%
Accenture, Ltd. Class A (b)	480,000	12,960,000
Computer Sciences Corporation (b)	250,000	14,092,500
Unisys Corporation (b)	1,290,000	13,132,200

		40,184,700
Computer - Manufacturers 1.2%
Sun Microsystems, Inc. (b)	2,520,000	13,557,600
Computer - Software Design 1.2%
Cadence Design Systems, Inc. (b)	1,000,000	13,810,000
Computer Software - Desktop 0.7%
Red Hat, Inc. (b)	580,000	7,743,000
Computer Software - Enterprise 0.7%
Novell, Inc. (b)	1,190,000	8,032,500
Computer Software - Financial 1.2%
DST Systems, Inc. (b)	265,000	13,811,800
Computer Software - Security 1.3%
VeriSign, Inc. (b)	435,000	14,581,200
Electronics - Contract Manufacturing 1.7%
Flextronics International, Ltd. (b)	405,000	5,597,100
Sanmina-SCI Corporation (b)	1,545,000	13,086,150

		18,683,250
Electronics - Miscellaneous Components 2.7%
Molex, Inc. Class A (c)	583,000	15,536,950
Vishay Intertechnology, Inc. (b)	950,000	14,269,000

		29,805,950
Electronics - Parts Distributors 1.5%
W.W. Grainger, Inc.	250,000	16,655,000
Electronics - Scientific Measuring 1.7%
Waters Corporation (b)	400,000	18,716,000
Electronics - Semiconductor Manufacturing 1.3%
SanDisk Corporation (b)	558,000	$13,933,260
Finance - Index Tracking Funds 2.8%
iShares Trust S&P SmallCap 600 Index Fund	100,000	16,263,000
Standard & Poor’s MidCap 400 Depository Receipts	120,000	14,535,600

		30,798,600
Finance - Investment Brokers 0.7%
Legg Mason, Inc.	100,000	7,326,000
Finance - Investment Management 1.3%
Mellon Financial Corporation	475,000	14,777,250
Finance - Publicly Traded Investment
Funds-Equity (Non 40 Act) 1.2%
Biotech HOLDRs Trust (c)	85,000	12,998,200
Financial Services - Miscellaneous 1.3%
Equifax, Inc.	55,000	1,545,500
Fiserv, Inc. (b)	320,000	12,860,800

		14,406,300
Food - Dairy Products 1.3%
Dean Foods Company (b)	455,000	14,992,250
Insurance - Property/Casualty/Title 3.4%
ACE, Ltd.	350,000	14,962,500
MGIC Investment Corporation	105,000	7,235,550
XL Capital, Ltd. Class A	210,000	16,306,500

		38,504,550
Internet - Content 1.0%
CNET Networks, Inc. (b) (c)	1,025,000	11,510,750
Internet - E*Commerce 2.0%
Ameritrade Holding Corporation (b)	1,090,000	15,499,800
IAC/InterActiveCorp (b)	250,000	6,905,000

		22,404,800
Media - Cable TV 4.2%
Cablevision Systems New York Group Class A (b)	625,000	15,562,500
Comcast Corporation Class A (Non-Voting) (b)	533,000	17,503,720
The DIRECTV Group, Inc. (b)	805,000	13,475,700

		46,541,920
Media - Newspapers 1.1%
Tribune Company	290,000	12,220,600
Media - Radio/TV 2.5%
Liberty Media Corporation Class A (b)	1,330,000	14,603,400
The E.W. Scripps Company Class A	272,000	13,132,160

		27,735,560
Medical - Biomedical/Biotechnology 2.5%
Genzyme Corporation (b)	265,000	15,388,550
Protein Design Labs, Inc. (b) (c)	635,000	13,119,100

		28,507,650
Medical - Systems/Equipment 1.2%
Fisher Scientific International, Inc. (b)	215,000	13,411,700
Medical/Dental - Supplies 0.6%
Bausch & Lomb, Inc.	110,000	7,090,600
Metal Ores - Gold/Silver 1.6%
Barrick Gold Corporation	715,000	17,317,300

SCHEDULE OF INVESTMENTS IN SECURITIES (continued)	December 31, 2004

STRONG OPPORTUNITY FUND II (continued)

	Shares or Principal Amount	Value (Note 2)
Metal Products - Fasteners 1.1%
Illinois Tool Works, Inc.	138,000	$12,789,840
Oil & Gas - Drilling 3.3%
ENSCO International, Inc.	495,000	15,711,300
GlobalSantaFe Corporation	630,000	20,859,300

		36,570,600
Oil & Gas - Field Services 1.5%
BJ Services Company	365,000	16,987,100
Oil & Gas - International Integrated 1.4%
ConocoPhillips	175,000	15,195,250
Oil & Gas - Machinery/Equipment 2.3%
Weatherford International, Ltd. (b)	500,000	25,650,000
Oil & Gas - United States Exploration & Production 1.4%
Devon Energy Corporation	415,000	16,151,800
Pollution Control - Services 1.4%
Waste Management, Inc.	505,000	15,119,700
Retail - Clothing/Shoes 3.0%
Nordstrom, Inc.	375,000	17,523,750
The TJX Companies, Inc.	630,000	15,831,900

		33,355,650
Retail - Discount & Variety 1.3%
Dollar Tree Stores, Inc. (b) (c)	510,000	14,626,800
Retail - Major Discount Chains 1.3%
Target Corporation	275,000	14,280,750
Retail - Restaurants 1.2%
Darden Restaurants, Inc.	500,000	13,870,000
Retail - Super/Mini Markets 1.2%
Safeway, Inc. (b)	675,000	13,324,500
Retail/Wholesale - Auto Parts 1.4%
AutoNation, Inc. (b)	840,000	16,136,400
Retail/Wholesale - Office Supplies 1.3%
Staples, Inc.	440,000	14,832,400
Telecommunications - Services 1.4%
Sprint Corporation	630,000	15,655,500
Telecommunications - Wireless Services 1.1%
Telephone & Data Systems, Inc.	165,000	12,696,750
Transportation - Airline 1.1%
Northwest Airlines Corporation Class A (b)	1,135,000	12,405,550
Utility - Gas Distribution 1.3%
NiSource, Inc.	640,000	14,579,200

Total Common Stocks (Cost $707,195,587)		967,605,314

Call Options Purchased 0.0%
Chemicals - Specialty 0.0%
Pharmaceutical Index	21,000	365,400

Total Call Options Purchased (Cost $242,130)		365,400

Short-Term Investments (a) 15.0%
Collateral Received for Securities Lending 1.4%
Navigator Prime Portfolio	15,454,654	$15,454,654
Repurchase Agreements (d) 13.1%
ABN AMRO Inc. (Dated12/31/04), 2.15%, Due 1/03/05 (Repurchase proceeds $141,425,334); Collateralized by: United States Government & Agency Issues	$141,400,000	141,400,000
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $4,979,153) Collateralized by: United States Government & Agency Issues	4,978,800	4,978,800

Total Repurchase Agreements		146,378,800
United States Government Issues 0.5%
United States Treasury Bills, Due 1/13/05 (e)	6,300,000	6,296,932

Total Short-Term Investments (Cost $168,129,895)		168,130,386

Total Investments in Securities (Cost $875,567,612) 101.6%		1,136,101,100
Other Assets and Liabilities, Net (1.6%)		(17,980,032)

Net Assets 100.0%		$1,118,121,068

WRITTEN OPTIONS ACTIVITY

	Contracts	Premiums
Options outstanding at beginning of year	—	$—
Options written during the year	210	209,370
Options closed	—	—
Options expired	—	—
Options exercised	—	—

Options outstanding at end of year	210	$209,370

WRITTEN PUT OPTIONS DETAIL
	Contracts (100 shares per contract)	Value (Note 2)
Pharmaceutical Index (Strike Price is $300.00. Expiration date is 1/14/05. Premium received is $209,370.)	210	$(12,600)

CURRENCY ABBREVIATIONS

CAD — Canadian Dollar

LEGEND

(a)	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)	Non-income producing security.
(c)	All or a portion of security is on loan. See Note 2(K) of Notes to Financial Statements.
(d)	See Note 2(J) of Notes to Financial Statements.
(e)	All or a portion of this security is pledged to cover margin requirements on open options contracts.
(f)	Security trades in foreign currency and is converted to US dollars daily using current exchange rates.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

(In Thousands, Except As Noted)

Strong Opportunity Fund II
Assets:
Investments in Securities, at Value (Including Repurchase Agreements of $146,379) (Cost of $875,567)	$1,136,101
Receivable for Securities Sold	18,224
Receivable for Fund Shares Sold	41
Dividends and Interest Receivable	353
Other Assets	1

Total Assets	1,154,820

Liabilities:
Payable for Securities Purchased	20,267
Payable for Fund Shares Redeemed	747
Written Options, at Value (Premiums Received of $209)	13
Payable Upon Receipt of Securities on Loan	15,455
Accrued Operating Expenses and Other Liabilities	217

Total Liabilities	36,699

Net Assets	$1,118,121

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$891,865
Undistributed Net Investment Income (Loss)	—
Accumulated Net Realized Gain (Loss)	(34,477)
Net Unrealized Appreciation/Depreciation	260,733

Net Assets	$1,118,121

Investor Class ($ and shares in full)
Net Assets	$1,019,884,667
Capital Shares Outstanding (Unlimited Number Authorized)	45,420,527

Net Asset Value Per Share	$22.45

Advisor Class ($ and shares in full)
Net Assets	$98,236,401
Capital Shares Outstanding (Unlimited Number Authorized)	4,411,022

Net Asset Value Per Share	$22.27

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2004

(In Thousands)

Strong Opportunity Fund II
Income:
Dividends (net of foreign withholding taxes of $122)	$7,823
Interest	1,257

Total Income	9,080

Expenses (Note 4):
Investment Advisory Fees	8,101
Administrative Fees	3,240
Custodian Fees	63
Shareholder Servicing Costs	3,136
12b-1 Fees	213
Other	479

Total Expenses before Expense Waivers and Offsets	15,232
Expense Waivers and Offsets	(3,628)

Expenses, Net	11,604

Net Investment Income (Loss)	(2,524)

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	149,517
Foreign Currencies	6

Net Realized Gain (Loss)	149,523
Net Change in Unrealized Appreciation/Depreciation on:
Investments	33,470
Written Options	197
Foreign Currencies	1

Net Change in Unrealized Appreciation/Depreciation	33,668

Net Gain (Loss) on Investments	183,191

Net Increase (Decrease) in Net Assets Resulting from Operations	$180,667

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	(In Thousands)

	Strong Opportunity Fund II
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Operations:
Net Investment Income (Loss)	$(2,524)	$(1,418)
Net Realized Gain (Loss)	149,523	(26,267)
Net Change in Unrealized Appreciation/Depreciation	33,668	340,670

Net Increase (Decrease) in Net Assets Resulting from Operations	180,667	312,985
Distributions:
From Net Investment Income:
Investor Class	—	(687)
Advisor Class	—	(7)

Total Distributions	—	(694)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(160,158)	(111,649)

Total Increase (Decrease) in Net Assets	20,509	200,642
Net Assets:
Beginning of Year	1,097,612	896,970

End of Year	$1,118,121	$1,097,612

Undistributed Net Investment Income (Loss)	$—	$—

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

STRONG OPPORTUNITY FUND II — INVESTOR CLASS

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$18.99	$13.87	$19.45	$23.94	$25.99
Income From Investment Operations:
Net Investment Income (Loss)	(0.05)	(0.02)	0.01	0.04	0.09
Net Realized and Unrealized Gains (Losses) on Investments	3.51	5.15	(5.21)	(0.94)	1.41

Total from Investment Operations	3.46	5.13	(5.20)	(0.90)	1.50
Less Distributions:
From Net Investment Income	—	(0.01)	(0.07)	(0.07)	(0.05)
From Net Realized Gains	—	—	(0.31)	(3.52)	(3.50)

Total Distributions	—	(0.01)	(0.38)	(3.59)	(3.55)

Net Asset Value, End of Period	$22.45	$18.99	$13.87	$19.45	$23.94

Ratios and Supplemental Data
Total Return(b)	+18.22%	+37.01%	–26.82%	–3.70%	+6.60%
Net Assets, End of Period (In Millions)	$1,020	$1,022	$862	$1,283	$1,182
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.4%	1.4%	1.4%	1.4%	1.2%
Ratio of Expenses to Average Net Assets	1.1%	1.1%	1.1%	1.1%	1.1%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.2)%	(0.1)%	0.1%	0.4%	0.4%
Portfolio Turnover Rate(c)	40.3%	55.7%	69.0%	92.6%	83.2%

STRONG OPPORTUNITY FUND II — ADVISOR CLASS

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003		Dec. 31, 2002	Dec. 31, 2001 (d)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$18.86	$13.80		$19.39	$23.43
Income From Investment Operations:
Net Investment Income (Loss)	(0.07)	(0.05)		(0.07)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	3.48	5.11		(5.14)	(0.44)

Total from Investment Operations	3.41	5.06		(5.21)	(0.45)
Less Distributions:
From Net Investment Income	—	(0.00	)(e)	(0.07)	(0.07)
From Net Realized Gains	—	—		(0.31)	(3.52)

Total Distributions	—	(0.00	)(e)	(0.38)	(3.59)

Net Asset Value, End of Period	$22.27	$18.86		$13.80	$19.39

Ratios and Supplemental Data
Total Return(b)	+18.08%	+36.68%		–26.95%	–1.86%
Net Assets, End of Period (In Millions)	$98	$76		$35	$8
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.4%	1.4%		1.4%	1.6%*
Ratio of Expenses to Average Net Assets	1.2%	1.3%		1.4%	1.5%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.4)%	(0.3)%		(0.4)%	(0.3)%*
Portfolio Turnover Rate(c)	40.3%	55.7%		69.0%	92.6%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(c)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	For the period from July 12, 2001 (commencement of class) to December 31, 2001.
(e)	Amount calculated is less than $0.005.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

1.	Organization

Strong Opportunity Fund II (the “Fund”) (a series fund of Strong Opportunity Fund II, Inc.) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At December 31, 2004, approximately 72%, and 6% of the Fund’s shares were owned by the separate accounts of two insurance companies.

The Fund offers Investor Class and Advisor Class shares. The Advisor Class shares are subject to an annual distribution fee as described in Note 3. All classes of shares differ principally in their respective administration, transfer agent, and distribution expenses. All classes of shares have identical rights to earnings, assets, and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

(A)	Security Valuation — Securities of the Fund traded on a national securities exchange are valued each business day at the last sales price on that particular exchange. Securities traded on the NASDAQ Stock Market are valued each business day using the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are fair valued as determined in good faith under the general supervision of the Fund’s Board of Directors. Some of the Fund’s portfolio securities may be listed on foreign exchanges that close before the U.S. markets and that trade on days when the U.S. markets are closed. As a result, management, under the supervision of the Fund’s Board of Directors, will consider significant events affecting foreign securities and the movements of the domestic markets that occur after the close of the foreign markets and before the time a Fund’s net asset value (“NAV”) is calculated in valuing such foreign securities. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

The Fund may own certain securities that are restricted as to resale. Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Restricted securities may be determined to be liquid or illiquid. Securities are deemed illiquid based upon guidelines established by the Fund’s Board of Directors. Illiquid securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions, and the issuer’s financial performance. The Fund held no restricted and illiquid securities at December 31, 2004.

(B)	Federal Income and Excise Taxes and Distributions to Shareholders — The Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is recorded.

Undistributed net investment income or accumulated net realized gains for financial statement purposes may differ from what is determined for federal income tax purposes due to differences in the timing, recognition, and characterization of income, expense, and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Fund may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

The Fund generally pays dividends from net investment income and distributes net realized capital gains, if any, at least annually.

(C)	Realized Gains and Losses on Investment Transactions — Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(D)	Certain Investment Risks — The Fund may utilize derivative instruments including options, futures, and other instruments with similar characteristics to the extent that they are consistent with the Fund’s investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect itself from adverse movements in securities’ prices, foreign currencies, or interest rates. The use of these instruments involves certain risks, including the possibility that the future value of the underlying assets or indices fluctuate (in the case of futures and options), the derivative becomes illiquid, an imperfect correlation arises between the value of the derivative and the underlying assets or indices, or that the counterpart fails to perform its obligations when due.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

Investments in foreign-denominated assets or forward foreign currency contracts may involve greater risks than domestic investments such as foreign-related risks created by currency rate fluctuations, foreign political and economic instability, foreign financial reporting standards and taxes, and foreign securities markets and issuer regulation. Foreign securities may be less liquid than domestic securities.

(E)	Futures — Upon entering into a futures contract, the Fund segregates cash and/or other liquid investments equal to the minimum “initial margin” requirements of the exchange and the futures commission merchant or broker. The Fund designates liquid securities or cash as collateral on open futures contracts. During the term of the futures contract, the Fund also receives credit from, or pays to, the futures commission merchant or broker an amount of cash or liquid assets equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin” and are recorded as unrealized gains or losses by the Fund. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the futures contract at the time it was opened and the value at the time it was closed.

(F)	Written Options — The Fund may write put or call options. Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted daily to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses by the Fund. When a written option is closed, expired, or exercised, the Fund realizes a gain or loss and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the written option, although any potential loss during the period would be reduced by the amount of the option premium received by the Fund. The Fund designates liquid securities or cash on its books to cover its financial exposure on open written options contracts.

(G)	Foreign Currency Conversion — Securities and other assets and liabilities initially expressed in foreign currencies are converted daily into U.S. dollars based upon current exchange rates. Purchases and sales of foreign securities and foreign income are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

(H)	Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss.

When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(I)	Short Positions — The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability.

The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Changes between the amount of the liability and the current market value of the short positions are recorded as unrealized gains or losses. The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Fund and are included in Other Expenses in the Statement of Operations. If the Fund sells securities short while also holding the long position in the security, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Fund sells securities short when not holding the long position in the security, it will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

(J)	Repurchase Agreements — The Fund may enter into repurchase agreements with institutions that the Fund’s investment advisor, Strong Capital Management, Inc. (the “Advisor”), has determined are creditworthy. Each repurchase transaction is recorded at cost, which approximates fair value. The Fund requires that the collateral, represented by cash and/or securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account under the control of the Fund’s custodial bank in a manner sufficient to enable the Fund to liquidate those securities in the event of a default of the counterparty. On a daily basis, the Fund’s custodial bank monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amount owed to the Fund under each repurchase agreement.

(K)

Securities Lending — The Fund has entered into a Securities Lending Agreement (the “Agreement”) with State Street Bank and Trust Company. Under the terms of the Agreement, the Fund may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash and cash equivalents equal to at least 102% of the market value of the aggregate loaned securities, plus accrued interest, and the collateral is marked-to-market daily. Cash collateral received is invested in repurchase agreements, investment funds, government obligations, and/or bank obligations.

At December 31, 2004, the Fund had securities with a market value of $15,012,987 on loan and had received $15,454,654 in collateral (both are included within Investments in the Statement of Assets and Liabilities). Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest Income in the Statement of Operations. For the year ended December 31, 2004, the securities lending income totaled $57,334.

The three primary risks associated with securities lending are: a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent’s investment of cash collateral; and the inability of the lending Fund to recall a security in time to exercise valuable voting rights or sell the security. In each case, the lending agent has indemnified the Fund for these types of losses.

(L)	Directed Brokerage — Through November 30, 2004, the Fund directed certain portfolio trades to brokers who, in turn, paid a portion of the Fund’s expenses not attributable to the Advisor or its affiliates. Such amounts are included in Expense Waivers and Offsets reported in the Fund’s Statement of Operations and in Note 4.

(M)	Earnings Credit Arrangements — Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian’s fees incurred by the Fund and are included in Fund’s Expense Waivers and Offsets reported in the Fund’s Statement of Operations and in Note 4.

(N)	Expenses — The Fund and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

(O)	Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

(P)	Indemnifications — In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of material loss to be remote under any of these indemnification agreements.

(Q)	Other — Dividend income, net of applicable withholding taxes, and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative shares outstanding.

3.	Related Party Transactions

The Advisor provides investment advisory and related services to the Fund. Strong Investor Services, Inc. (the “Administrator”), an affiliate of the Advisor, provides administrative, transfer agent, and related services to the Fund. Certain officers are affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by the terms of the advisory and administration agreements, are based on an annualized rate of the average daily net assets of the Fund. The investment advisory fees are 0.75% for assets under $4 billion, 0.725% for the next $2 billion assets, and 0.70% for assets $6 billion and above. The administrative fees are 0.30% of the daily net assets of the Fund.

The Fund’s Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. Pursuant to the direction of the Board and in implementation of certain regulatory settlements (as described on Note 9), the Advisor has contractually agreed to waive its fees and/or absorb expenses in the amount of 0.033% for the Fund from May 21, 2004 until May 21, 2005. However, the Fund is expected to reorganize into the Wells Fargo Funds family on April 11, 2005 and be subject to a different expense structure. Transfer agent and related service fees are based on the lesser of various agreed-upon contractual percentages of the average daily net assets of the Fund or a contractually established rate for each participant account. Transfer agent fees are recorded in the Shareholder Servicing Costs in the Fund’s Statement of Operations. The Administrator also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund’s level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Fund by the Administrator, if any, are included in Other Expenses in the Fund’s Statement of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agency expenses incurred by the Fund and are included in Expense Offsets in the Fund’s Statement of Operations and in Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

The Fund has adopted a Rule 12b-1 distribution and service plan under the 1940 Act on behalf of the Fund’s Advisor Class shares. Under the plan, Strong Investments, Inc. (the “Distributor”, and an affiliate of the Advisor) is paid an annual rate of 0.25% of the average daily net assets of the Advisor Class shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of Advisor Class shares. See Note 4.

The Fund may invest cash in money market funds managed by the Advisor, subject to certain limitations set by the Fund’s Board of Directors and applicable law.

The amount payable to the Advisor or Administrator at December 31, 2004, shareholder servicing and other related expenses paid to the Administrator, net transfer agency banking credits, and unaffiliated directors’ and independent officers’ fees, excluding the effects of waivers and absorptions, for the year ended December 31, 2004, are $154,978, $3,136,478, $3,286, and $43,325, respectively.

4.	Expenses and Expense Waivers and Offsets

For the year ended December 31, 2004, the class specific expenses are as follows:

	Administrative Fees	Shareholder Servicing Costs	Reports to Shareholders	12b-1 Fees	Other
Strong Opportunity Fund II
Investor Class	$2,985,116	$3,123,724	$146,922	$—	$—
Advisor Class	255,091	12,755	18,276	212,576	713

For the year ended December 31, 2004, the expense waivers and offsets were as follows:

	Expense Waivers and Absorptions*	Transfer Agency Banking Credits	Directed Brokerage Credits	Earnings Credits
Strong Opportunity Fund II
Investor Class	$(3,134,568)	$(3,999)	$—	$—
Advisor Class	(93,036)	—	—	—
Fund Level	(320,988)	—	(74,780)	(323)

*	These amounts include the contractually agreed upon waivers of fees and/or absorptions of expenses for the period from May 21, 2004 thru December 31, 2004 pursuant to the direction of the Board and in implementation of certain regulatory settlements as discussed in Note 3 and in Note 9. These amounts also include reimbursement by the Advisor for the legal costs incurred by the funds for the legal and regulatory matters discussed in Note 9.

5.	Line of Credit

The Strong Funds have established a line of credit agreement (“LOC”) with certain financial institutions, which expires June 30, 2005, to be used for temporary or emergency purposes. Combined borrowings among all participating Strong Funds are subject to a $200 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund’s total assets or any explicit borrowing limits in the Fund’s registration statement. The principal amount of each borrowing under the LOC is due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds based on their net asset values. For the year ended December 31, 2004, there were no borrowings by the Fund under the LOC. At December 31, 2004, there were no outstanding borrowings by the Fund under the LOC.

6.	Investment Transactions

The aggregate purchases and sales of long-term securities during the year ended December 31, 2004 were $403,301,199 and $641,803,789, respectively. There were no purchases or sales of long-term U.S. government securities during the year ended December 31, 2004.

7.	Income Tax Information

At December 31, 2004, the cost of investments in securities for federal income tax purposes was $880,899,631. Net unrealized appreciation of securities was $255,201,469, consisting of gross unrealized appreciation and depreciation of $258,663,970 and $3,462,501, respectively. The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions. At December 31, 2004, distributable ordinary income and distributable long-term capital gains were $0 and $0, respectively.

The tax components of dividends paid during the years ended December 31, 2004 and 2003 and capital loss carryovers (expiring in 2011) as of December 31, 2004, and tax basis post-October losses as of December 31, 2004, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	2004 Income Tax Information				2003 Income Tax Information
	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Net Capital Loss Carryovers	Post-October Losses	Ordinary Income Distributions	Long-Term Capital Gains Distributions
Strong Opportunity Fund II	$—	$—	$29,144,352	$—	$693,806	$—

For corporate shareholders in the Fund, the percentages of ordinary dividend income distributed for the year ended December 31, 2004, which is designated as qualifying for the dividends-received deduction, is 0.0% (unaudited).

For shareholders in the Fund, the percentages of dividend income distributed for the year ended December 31, 2004, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is 0.0% (unaudited).

The Fund utilized $146,937,206 of its capital loss carryovers during the year ended December 31, 2004.

8.	Capital Share Transactions

	Strong Opportunity Fund II
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$69,853,337	$179,328,590
Proceeds from Reinvestment of Distributions	—	687,107
Payment for Shares Redeemed	(237,940,096)	(314,531,039)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(168,086,759)	(134,515,342)

ADVISOR CLASS
Proceeds from Shares Sold	12,383,470	25,365,125
Proceeds from Reinvestment of Distributions	—	6,699
Payment for Shares Redeemed	(4,454,254)	(2,505,944)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	7,929,216	22,865,880

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(160,157,544)	$(111,649,462)

Transactions in Shares of Each Class of the Fund Were as Follows:

INVESTOR CLASS
Sold	3,437,862	11,504,835
Issued in Reinvestment of Distributions	—	36,220
Redeemed	(11,836,168)	(19,829,567)

Net Increase (Decrease) in Shares	(8,398,306)	(8,288,512)

ADVISOR CLASS
Sold	616,776	1,596,382
Issued in Reinvestment of Distributions	—	355
Redeemed	(219,855)	(151,204)

Net Increase (Decrease) in Shares	396,921	1,445,533

NOTES TO FINANCIAL STATEMENTS ( continued)

December 31, 2004

9.	Legal and Regulatory Matters

On or about May 20, 2004, the Advisor, the Administrator, and the Distributor (collectively, “Strong”), former chairman Richard S. Strong, and two employees of Strong entered into agreements with the Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the State of Wisconsin Department of Justice (the Wisconsin Attorney General), and the Wisconsin Department of Financial Institutions representing a settlement of all the market-timing investigations of Strong and certain affiliates by these agencies. In the settlements, Strong, without admitting or denying the findings in any of the orders, consented to entries of cease and desist orders and injunctive relief relating to breaches of their fiduciary duties and violations of state and federal securities laws, including anti-fraud provisions. The settlements require the Advisor to pay $40 million in investor restoration and $40 million in civil penalties. The settlements require Mr. Strong to pay $30 million in investor restoration and $30 million in civil penalties. The NYAG settlement also requires Strong or its successor to reduce fees for all Funds (except money market funds and certain very short-term income funds) by an aggregate of at least $7 million a year for five years. Separately, the Board of Directors of the Strong Funds and the Advisor have agreed that the Advisor may allocate such fee and/or expense reductions in a manner it deems reasonable, provided that (i) each applicable Fund shall participate in such fee reduction, (ii) each Fund that was impacted by market timing related to the settlements shall receive a fee reduction of at least 0.025% each year, (iii) such fee reduction shall be taken after giving effect to all waivers and reimbursements currently in effect, and (iv) fees and expenses shall not subsequently be increased without prior Board approval. Additionally, the settlements require, among other things: 1) retention of an independent consultant to develop a payment plan for the amount of investor restoration; 2) the services of an independent compliance consultant to conduct a periodic review of Strong’s compliance policies and procedures; and 3) enhanced corporate governance policies for the Strong Funds. The NYAG settlement also requires: 1) the retention of a senior officer to assist the Board in monitoring compliance and reviewing fee arrangements; and 2) additional fee disclosure to investors in the Funds. Strong and Mr. Strong, and not the investors in any Strong Fund, will bear all the costs of complying with the settlements, including restoration, civil penalties, and associated legal fees stemming from these regulatory proceedings. Strong has not yet determined if the investor restoration or civil penalties will create any financial benefit to the Strong Funds.

Strong has received one or more subpoenas or requests for information from the West Virginia Attorney General and other regulatory agencies requesting documents, if any, related to market timing and late trading practices. Strong is aware of multiple outstanding class and derivative actions (“Actions”) filed since September 4, 2003, against Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their employees, officers, directors, and others as defendants in certain federal and state courts with respect to factual matters referenced in the NYAG settlement. On February 20, 2004, the United States Judicial Panel for Multi District Litigation (“MDL”) ordered the transfer of most of the Actions to the District of Maryland so those cases involving Strong could be coordinated and consolidated into one or two actions covered by a single complaint (“MDL Consolidated Actions”). The MDL ordered all or most of the other federal court Actions and certain state court Actions involving Strong to be consolidated into no more than three actions and be heard by the District of Maryland court. On September 30, 2004, three consolidated amended complaints were filed in the District of Maryland court. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds’ prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs’ attorneys’ fees and experts’ fees, and/or replacement of the Board of Directors of the Strong Funds. Certain state Actions were not consolidated into the MDL Consolidated Actions and proceedings in these state court Actions have been or may be stayed or proceed independently of the MDL Consolidated Actions.

The Strong Funds will not bear any costs incurred in connection with these Actions. Based on currently available information, Strong believes that the Actions will not have a material adverse financial impact on the Strong Funds, and are not likely to materially affect Strong’s ability to provide investment management services to its clients, including the Strong Funds. The Funds may experience increased redemptions or a decrease in new sales of shares as a result of the regulatory settlements and the ongoing Actions, which could result in increased transaction costs and operating expenses, or otherwise negatively impact the Strong Funds.

10.	Pending Fund Merger

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) for Wells Fargo to acquire certain assets of SFC and certain of its affiliates, including the Advisor. As part of the transaction, Fund shareholders met on December 10, 2004 or December 22, 2004 on various matters including appointing Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo, as a new investment advisor for the Strong Funds. A reorganization of the Strong Funds into the Wells Fargo Funds family is anticipated to take place in April 2005.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders

of Strong Opportunity Fund II:

We have audited the accompanying statement of assets and liabilities of Strong Opportunity Fund II (hereafter referred to as the “Fund”), including the schedule of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the period ended December 31, 2003 and the financial highlights for each of the years or periods ended December 31, 2003, and prior, were audited by other auditors whose report thereon dated February 3, 2004 expressed an unqualified opinion on those financial statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for the year then ended, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

February 14, 2005

RESULTS OF SHAREHOLDERS MEETING (Unaudited)	December 31, 2004

Results of Special Meeting of Shareholders of Strong Opportunity Fund II

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals:

To approve the reorganization of the Strong Opportunity Fund II into the Wells Fargo Advantage Opportunity Fund.

For	Against	Abstain
45,059,819.031	1,960,356.639	3,522,794.235

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
44,830,432.348	2,118,346.610	3,594,190.947

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.

For	Against	Abstain
44,772,179.154	2,189,154.639	3,581,636.112

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
50,542,969.905	—	—

DIRECTORS AND OFFICERS

Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 70 mutual funds (“Strong Funds”).

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc., a utility company) since 1990, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Checker’s Drive-In Restaurants, Inc. (formerly Rally’s Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an automotive systems and facility management company) since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services) since 2001, Bassett Furniture Industries, Inc. from 1997 to December 2004, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network from November 1997 to September 2004, Health Network Ventures, Inc. from 1992 to April 2000, and Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 to October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been President of Vogt Holdings, LLC since July 2004; Senior Vice President of IDX Systems Corporation (a management consulting firm) from June 2001 to June 2004; President of Vogt Management Consulting, Inc. from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

DIRECTORS AND OFFICERS (continued)

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer of the Strong Funds since November 2002.

Ms. Ohm has been Anti-Money Laundering Compliance Officer of Strong Financial Corporation since February 2003; Assistant Executive Vice President of Strong Financial Corporation since November 2003; Assistant Executive Vice President of Strong Capital Management, Inc. (the “Advisor”) since December 2001; Director of Mutual Fund Administration of Strong Investor Services, Inc. since April 2001; Vice President of Strong Investor Services, Inc. since December 2001; and Marketing Services Manager of Strong Investments, Inc. (the “Distributor”) from November 1998 to April 2001.

R. Michael Parker (DOB 6-17-45), Chief Compliance Officer of the Strong Funds since August 2004.

Mr. Parker was a Senior Compliance Examiner with the United States Securities and Exchange Commission from April 1970 to April 2004.

Phillip O. Peterson (DOB 12-5-44), Independent President of the Strong Funds since January 2004.

Mr. Peterson was a mutual fund industry consultant from August 1999 to December 2003; Partner of KPMG LLP from 1981 to July 1999; Director of The Hartford Group of Mutual Funds (71 funds) since 2002; and Director of the Fortis Mutual Fund Group (38 funds) from 2000 to 2002.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999; Secretary of the Strong Funds since November 2004.

Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Treasurer of Strong Financial Corporation since December 2001; Secretary of Strong Financial Corporation since September 2004; Assistant Secretary of Strong Financial Corporation from December 2001 to January 2003; Treasurer of Strong Service Corporation since April 1999; Treasurer and Secretary of Strong Investor Services, Inc. since September 2004; Treasurer and Assistant Secretary of Strong Investor Services, Inc. from July 2001 to September 2004; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc. from October 1993 to September 2004; Executive Vice President of Strong Investor Services, Inc. since July 2001; Secretary of Strong Investor Services, Inc. from July 2001 to May 2003; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; Senior Vice President of the Advisor from February 1998 to April 2001; and Director of Capital Processing International, LLC since September 2004.

Effective January 2005, Dana J. Russart replaced Mr. Zoeller as Vice President of the Strong Funds.

Except for Messrs. Davis, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis’s address is 161 North La Brea, Inglewood, CA 90301. Mr. Malicky’s address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt’s address is P.O. Box 7657, Avon, CO 81620.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

Directors

Willie D. Davis

Gordon B. Greer

Stanley Kritzik

Neal Malicky

William F. Vogt

Officers

Ane K. Ohm, Anti-Money Laundering Compliance Officer

R. Michael Parker, Chief Compliance Officer

Phillip O. Peterson, Independent President

John W. Widmer, Treasurer and Secretary

Thomas M. Zoeller, Vice President

Investment Advisor

Strong Capital Management, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

Strong Investments, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

Strong Investor Services, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Registered Public Accounting Firm

KPMG LLP

303 East Wacker Drive, Chicago, IL 60601-5212

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street, Milwaukee, Wisconsin 53202

Contact Us

To learn more about our funds, discuss an existing account, or conduct a transaction, call 1-800-368-3863 or visit www.Strong.com.

To reach us by mail, please forward to Strong Investments, P.O. Box 2936, Milwaukee, Wisconsin 53201.

Please carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For this and other information, call us or visit our web site for a free prospectus. Please read it carefully before you invest or send money.

If you are a Financial Professional, call 1-800-368-1683.

Proxy Voting Information

To receive a free copy of the policies and procedures the funds use to determine how to vote proxies relating to portfolio securities, or to receive a free copy of a fund’s proxy voting record for the most recent 12-month period ending on June 30, call 1-800-368-3863, or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov.

Filing of Portfolio Holdings

The funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s web site at www.sec.gov, and may be reviewed and copied at the SEC’s public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549, or at the SEC’s regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900.

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT48475 02-05

WH2950 12-04

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above that apply to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and relate to any element of the code of ethics definition.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Directors has determined that independent director Stanley Kritzik qualifies as an Audit Committee financial expert. The designation of a person as an “Audit Committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the persons without the “Audit Committee financial expert” designation. Similarly, the designation of a person as an “Audit Committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

Item 4. Principal Accountant Fees and Services

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2004
	Audit Fees	Audit Related Feed	Tax Fees	Other Fees
Strong Opportunity Fund II, Inc.	$22,596	$0	$0	$0

	2003
	Audit Fees	Audit Related Feed	Tax Fees	Other Fees
Strong Opportunity Fund II, Inc.	$30,860	$0	$771	$0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, specifically the review of regulatory filings related to reorganizations and new share classes. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share amounts for products and services other than those reported above.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the Funds by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the Funds’ independent auditor for the Funds’ investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the Funds. Unless a type of service to be performed by the independent auditor has received preapproval, it will require specific preapproval by the Audit Committee. Any proposed services exceeding preapproved cost levels will require separate preapproval by the Audit Committee.

Notwithstanding any provision of this Policy, the Audit Committee is not required to preapprove services for which preapproval is not required by applicable law, including de minimis services (defined as non-audit services that constitute no more than 5% of the total amount of revenues paid to the independent auditor during the year in which the services are provided) and grandfathered services.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibility to preapprove services performed by the independent auditor to management.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year (2004) and the preceding fiscal year (2003) by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $476,259 for 2004 and $512,254 for 2003.

(h) All non-audit services rendered in (g) above were preapproved by the registrant’s Audit Committee. Accordingly, these services were considered by the registrant’s Audit Committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable; a full Schedule of Investments is included in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the Funds’ Board of Directors.

Item 10. Controls and Procedures

(a) An evaluation was performed within 90 days from the date hereof under the supervision of the Registrant’s management, including the principal executive officer and treasurer, regarding the effectiveness of the registrant’s disclosure controls and procedures. Based on that evaluation, it was determined that such disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in the reports it files or submits on Form N-CSR (1) is accumulated and communicated to the Registrant’s management, including its principal executive officer and treasurer, to allow timely decisions regarding required disclosure, and (2) is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 11. Exhibits

The following exhibits are attached to this Form N-CSR:

11 (a) (1)	Code of Ethics required by Item 2 of Form N-CSR

11 (a) (2)	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

11 (b)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Strong Opportunity Fund II, Inc., on behalf of Strong Opportunity Fund II

By:	/s/ Dana J. Russart
Dana J. Russart, Principal Executive Officer

Date: February 14, 2005

By:	/s/ John W. Widmer
John W. Widmer, Treasurer (Principal Financial Officer) and Secretary

Date: February 14, 2005